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                                                                    Exhibit 10

                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the use in the Statement of Additional Information constituting part of this Pre-Effective Amendment No. 1 to the Registration Statement (No. 333-73433) on Form N-1A (the "Registration Statement") of our report dated May 18, 1999, relating to the statements of assets and liabilities and the statements of operations of State Street Research Core Fixed Income Fund, State Street Research Core Plus Fixed Income Fund, State Street Research Core Large Cap Growth Fund and State Street Research Large Cap Growth Fund, which appears in such Statement of Additional Information, and to the incorporation by reference of our report into the Prospectus which constitutes part of this Registration Statement. We also consent to the reference to us under the heading "Independent Accountants" in such Statement of Additional Information.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 27, 1999